Flex Extra

Supplement dated January 27, 2006

to the Flex Extra Variable Annuity Prospectus dated May 1, 2005

This supplement updates information in your variable annuity prospectus. This updated information pertains to the MML Equity Fund.

Effective January 27, 2006, OppenheimerFunds, Inc. will replace Babson Capital Management LLC as the co-sub-adviser to the MML Equity Fund pursuant to an Interim Investment Sub-Advisory Agreement that was approved by the Fund’s Board of Trustees. A final Investment Sub-Advisory Agreement will need to be approved by the Board of Trustees, and shareholders of the fund, if necessary, within 150 days after January 27th.